UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 11, 2005
                                                         ----------------

                            New Frontier Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

           000-23697                                   84-1084061
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   (Commission File Number)              (IRS Employer Identification Number)

           7007 Winchester Circle, Suite 200, Boulder, Colorado 80301
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                    (Address of Principal Executive Offices)

                                 (303) 444-0900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 11, 2005, New Frontier Media, Inc. ("New Frontier") and Michael Weiner, chief executive officer of New Frontier, agreed to an Amendment to the Employment Agreement between New Frontier and Mr. Weiner dated February 17, 2003, as amended. This amendment extends the term of Mr. Weiner's employment to midnight on March 31, 2007, and increases his base salary to not less than $425,000 per year for the period from April 1, 2005 to March 31, 2006, and not less than $500,000 per year thereafter.

On January 11, 2005, New Frontier and Karyn L. Miller, chief financial officer of New Frontier, agreed to an Amendment to the Employment Agreement between New Frontier and Ms. Miller dated August 1, 2002, as amended. This amendment extends the term of Ms. Miller's employment to midnight on March 31, 2007, and increases her base salary beginning April 1, 2005, to not less than $180,000 per year.

On January 11, 2005, Colorado Satellite Broadcasting, Inc., a wholly owned subsidiary of New Frontier doing business as The Erotic Networks, Inc. ("TEN"), and Ken Boenish, president of TEN, agreed to an Amendment to the Employment Agreement between TEN and Mr. Boenish dated April 1, 2003, as amended. This amendment extends the term of Mr. Boenish's employment to midnight on March 31, 2007, and increases his base salary beginning April 1, 2005, to not less than $350,000 per year.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 10.1 January 11, 2005, Amendment to the Employment Agreement between New Frontier and Michael Weiner dated February 17, 2003, as amended.

Exhibit 10.2 January 11, 2005, Amendment to the Employment Agreement between New Frontier and Karyn Miller dated August 1, 2002, as amended.

Exhibit 10.3 January 11, 2005, Amendment to the Employment Agreement between TEN and Ken Boenish dated April 1, 2003, as amended.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NEW FRONTIER MEDIA, INC.


Dated: January 18, 2005                     By:      /s/ Michael Weiner
                                                     ---------------------------
                                                     Michael Weiner, CEO